Provision for Site Reclamation	12 Months Ended
Dec. 31, 2019
Provision For Site Reclamation
Provision for Site Reclamation

NOTE 11 – Provision for Site Reclamation

During the year ended December 31, 2018, the Company recorded a provision for the estimated cost of site reclamation relating to exploration activities at its Railroad-Pinion Project. The Company used an inflation rate of 2.16% (2018 – 2.16%) and an average discount rate of 3.09% (2018 – 3.09%) in calculating the estimated obligation. The undiscounted uninflated value of the cash flows required to settle the provision is approximately $1,138,149 expected to be incurred over the next 19 years.

Railroad-Pinion
Project
$

Balance as at December 31, 2017	-
Increase in estimate	946,010
Foreign exchange adjustment	56,351
Accretion expense	2,138
Balance as at December 31, 2018	1,004,499
Foreign exchange adjustment	(48,343)
Accretion expense	8,804
Balance as at December 31, 2019	964,960